UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021 (May 25, 2021)

REYNOLDS CONSUMER PRODUCTS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39205	45-3464426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 W. Field Court Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 879-5067

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	REYN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Reynolds Consumer Products Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on May 25, 2021. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

Proposal 1. Election of Directors

The Company’s stockholders elected each of the following directors as a Class I director to serve until the Company’s 2024 Annual Meeting. The results of the voting were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas Degnan	171,027,866	34,883,128	1,465,289
Helen Golding	185,800,956	20,110,038	1,465,289
Allen Hugli	185,837,140	20,073,854	1,465,289

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
207,237,189	132,856	6,238

Proposal 3. Advisory Vote to Approve the Compensation of the Named Executive Officers

The Company’s stockholders approved the advisory vote to approve the compensation of the named executive officers. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
204,014,564	1,862,263	34,167	1,465,289

Proposal 4. Advisory Vote to Determine the Frequency of Future Advisory Votes on Executive Compensation

The Company’s stockholders approved the advisory vote to determine the frequency of future advisory votes on executive compensation. The results of the voting were as follows:

Say-on-Pay Frequency Votes	Votes For
One Year	205,769,993
Two Years	50,960
Three Years	76,504
Abstentions	13,537
Broker Non-Votes	1,465,289

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2021

REYNOLDS CONSUMER PRODUCTS INC.

	By:	/s/ David Watson
David Watson
General Counsel and Secretary